SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 20, 2005

Wachovia Mortgage Loan Trust, LLC
(Issuer in respect of the Wachovia Mortgage Loan Trust, LLC Mortgage Pass-Through Certificates, Series 2005-A)

(Exact name of registrant as specified in its charter)

Delaware	333-126164	20-3168291

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

301 S. College Street, NC5578-Suite G, Charlotte, NC 28288-5578 (Address of principal executive officer)

      Registrant's Telephone Number, including area code:   (704) 715-8239

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Attached hereto is a copy of the Statment to the Securityholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

Item  9.01 Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

Exhibit 99.1: Monthly Distribution Statement to the Securityholders dated November 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wachovia Bank, NA, in its capacity as Trustee under the Pooling and Servicing Agreement on behalf of Wachovia Mortgage Loan Trust, LLC Registrant

By: \s\ Jacob Mayes Name: Jacob Mayes Title: Vice President	Dated: November 20, 2005

Exhibit Index

99.1      Monthly Distribution Statement to the Securityholders dated November 20, 2005